UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008

UNIVERSAL POWER GROUP, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33207	75-1288690
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

1720 Hayden Road
Carrollton, Texas	75006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                 (469) 892-1122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02: Results of Operations and Financial Condition

     On March 24, 2008, Universal Power Group, Inc., the Registrant, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the quarter and year ended December 31, 2007. In addition, an investor conference call was held at 11:30 am eastern time on March 24, 2008 to discuss financial results for the quarter and year-ended December 31, 2007. An audio replay of the conference call is available on our web site at www.upgi.com.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01: Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 24, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Power Group, Inc.

Date: March 26, 2008	By:	/s/ Roger Tannery
Name: Roger Tannery
Title: Chief Financial Officer